UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2007


                             Monadnock Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Maryland                 000-50810                    20-4649880
          --------                 ---------                    ----------
(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)
     of incorporation)


1 Jaffrey Road, Peterborough, NH                                  03458
--------------------------------                                  -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (603) 924-9654
                                                    --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2007, the Compensation Committee of the Board of Directors approved the granting of stock options and restricted stock awards to the named executive officers and directors of Monadnock Bancorp, Inc. (the "Company") listed below:

Executive Officer or Director            Number of Options         Number of Shares of Restricted Stock
-----------------------------            -----------------         ------------------------------------

William M. Pierce, Jr.                         15,000                           4,000
Karl F. Betz                                    7,500                           4,000
William C. Gilson                               7,500                           4,000
Kenneth A. Christian                            3,000                           1,133
Samuel J. Hackler                               3,000                           1,133
Thomas C. LaFortune                             3,000                           1,133
Nancy L. Carlson                                3,000                           1,133
Jack Goldstein                                  3,000                           1,133
Edward J. Shea                                  3,000                           1,133
Kenneth R. Simonetta                            3,000                           1,133

The grants were made in accordance with the terms of the Monadnock Bancorp, Inc. 2007 Equity Incentive Plan, which was approved by the Company's stockholders at the May 10, 2007 annual meeting of stockholders. All of the options vest at 10% per year for the first eight (8) years and 20% in year nine (9), commencing one year from the date of the grant (May 24, 2007). The options have an exercise price of $6.68 per share, which was the average of the High and Low reported sales price of the Company's common stock on the OTC Electronic Bulletin Board on May 23, 2007, the last date of market activity before the grant date. The restricted stock awards also vest at 10% per year for the first eight (8) years and 20% in year nine (9), commencing one year from the date of the grant (May 24, 2007). The vesting of the options and restricted stock awards accelerate upon death, disability or an involuntary termination of employment or service following a change in control. The grants have other terms and conditions consistent with the Monadnock Bancorp, Inc. 2007 Equity Incentive Plan. Including the options and restricted stock awards granted with respect to the above-named officers and directors, a total of 70,500 options and 25,931 shares of restricted stock were granted to directors, officers and employees of the Company.

ITEM 8.01    Other Events.

On May 25, 2007, Monadnock Bancorp, Inc. announced its intention to repurchase 2.05% of its outstanding common stock or up to 26,538 shares of common stock. The purpose of the repurchase is to fund the Monadnock Bancorp, Inc. 2007 Equity Incentive Plan for restricted stock awards which was approved by stockholders at the 2007 Annual Meeting of Stockholders. These shares will be purchased at prevailing market prices from time to time over a twelve-month period depending upon market conditions.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

(B) PRO FORMA FINANCIAL INFORMATION: None

(C) SHELL COMPANY TRANSACTIONS: None

(D) EXHIBITS:

         Exhibit 99.1- Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      Monadnock  Bancorp, Inc.


Date: May 25, 2007                    By: /s/ William M. Pierce, Jr.
                                          -------------------------------------
                                          William M. Pierce, Jr.
                                          President and Chief Executive Officer